                   SECOND MODIFICATION AND AMENDMENT AGREEMENT

     THIS SECOND MODIFICATION AND AMENDMENT AGREEMENT (the "Agreement") is made this 24th day of June, 2005, by and between BAY NATIONAL BANK, a national banking association (the "Bank"), HEMAGEN DIAGNOSTICS, INC., a Delaware
corporation, and REAGENTS APPLICATIONS, INC., a Delaware corporation (the
"Borrower").

                                    Recitals

     A. The Bank and the Borrower entered into a Loan and Security Agreement dated September 26, 2002 (the "Original Loan Agreement") in connection with the extension of credit by the Bank to the Borrower.

     B. The Bank and the Borrower modified and amended the terms of the Original
Loan Agreement by the terms of a First Modification and Amendment Agreement dated March 16, 2004 (the "First Amendment"). The Original Loan Agreement, as
amended by the First Amendment and this Agreement, is hereafter referred to as the "Loan Agreement."

     C. The Borrower has requested the Bank make certain amendments or modifications to the Loan Agreement, and the Bank is willing to do so upon the express terms and conditions stated herein.

     D. In general, the Bank has agreed to extend the term of the Line of Credit
(subject to acceleration as provided in the Loan Agreement) and make certain other amendments or modifications as expressly provided below.

     E. All capitalized terms used in this Agreement not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows.

     1. Amounts Due; No Defenses. Each Borrower hereby acknowledges and agrees that as of June 23, 2005, the outstanding principal balance due under the Line of Credit Note was Seventy-Five Thousand Three Hundred Nine and
38/100($75,309.38), and that there are no setoffs, defenses or counterclaims against the Line of Credit Note or any other document, instrument or matter now existing, executed, issued or delivered in connection with the indebtedness evidenced by the Line of Credit Note.

     2. Modifications. The Loan Agreement is amended and Sections 1.21, 2.14,
6.24, 6.25 and 6.26 of the Loan Agreement are deleted in their entirety and the following substituted in their stead, and new Sections 1.5A and 6.29 are added to the Loan Agreement as provided below:

          Section 1.21. Line of Credit Note. The term "Line of Credit Note"
     shall mean the Promissory Note of even date executed by the Borrower, as obligor, in the principal sum of One Million Dollars ($1,000,000) and payable to the order of the Bank, as such Line of Credit Note may hereafter be amended or modified by the execution of an allonge.

          Section 2.1.4. Repayment of the Line of Credit. The Borrower shall repay to the order of the Bank all principal, accrued interest, and all other Obligations due under the Line of Credit Note when due. The Borrower shall pay to the Bank, on the first day of each month during which a principal balance is outstanding under the Line of Credit, accrued interest on the outstanding and unpaid principal balance of the Line of Credit.
     Interest shall be payable monthly following preparation by the Bank of an interest statement showing interest due through the end of the monthly payment period. In the event interest for the final days of any period are estimated, the Borrower's account shall be debited or credited, as the case may be, to reflect actual interest due through the end of such period. Upon the request of the Borrower, the Bank shall automatically debit the
     Borrower's Operating Account on the due date of, and in the amount of, the interest shown to be due on each monthly statement. The Borrower shall pay to the Bank the entire outstanding and unpaid principal balance under the
     Line of Credit, together with accrued interest thereon and any fees or charges payable pursuant to the Loan Documents, on March 31, 2006, the final and absolute due date, or earlier upon acceleration as provided herein and in the Line of Credit Note.

          Section 6.24. Minimum Tangible Net Worth. The Borrower shall at all times maintain a minimum Tangible Net Worth of at least Two Million Two
     Hundred Fifty Thousand Dollars ($2,250,000).

          Section 6.25. Minimum Current Ratio. The Borrower shall at all times maintain a minimum Current Ratio of at least one and one-half to one
     (1.5:1.0), with Subordinated Debt and construction financing through June
     30, 2006, excluded from the calculation of Current Liabilities.

          Section 6.26. Total Liabilities to Tangible Net Worth. The Borrower
     shall at all times maintain a Total Liabilities (Total Liabilities less
     Subordinated Debt less Deferred Revenue) to Tangible Net Worth Ratio of not more than two and two-tenths to one (2.2:1.0).

Sections 1.5A and 6.29 are added as follows:

          Section 1.5A. Cash Flow Ratio. The term "Cash Flow Ratio" shall mean the ratio of Cash Flow to Debt Service, with "Cash Flow" meaning the
     Borrower's consolidated net income plus depreciation, amortization, and interest, and "Debt Service" shall mean the sum of the current portion of
     Borrower's consolidated long-term debt, capitalized leases and interest expense.

          Section 6.29. Cash Flow Coverage. The Borrower shall attain and maintain a Cash Flow Ratio through the fiscal year ending September 30,
     2006, of at least one to one (1.0:1.0), and attain and maintain a Cash Flow
     Ratio of at least one and two-tenths to one (1.2:1.0) as of the end of the next fiscal year and thereafter.

     3. Representations and Warranties. As an inducement to the Bank to enter into this Agreement, each Borrower hereby makes the following representations and warranties to the Bank and acknowledges the Bank's justifiable reliance thereon: (a) each Borrower has the power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (b) this
Agreement has been duly executed and delivered by each Borrower; (c) the Loan
Documents, as modified and amended herein, are the valid and legally binding joint and several obligation of the Borrower and are enforceable against each
Borrower in accordance with their terms; (d) all documents furnished to the Bank pursuant to this Agreement are true and correct; (e) all representations and warranties contained in the Loan Documents remain true, correct and complete in all material respects on and as of the date hereof (other than those representations and warranties which by their express terms speak to an earlier date) as though made on and as of the date hereof; (f) no Event of Default has occurred and is continuing under the Loan Agreement; and (g) the execution, delivery and performance of this Agreement does not and will not violate any
Loan Document or other instrument to which either Borrower is a party or by which either Borrower or its property is bound.

     4. Incorporation of Recitals. The parties hereby acknowledge the accuracy of the Recitals and hereby incorporate the Recitals into and make them a part of this Agreement.

     5. Allonge. The Borrower shall execute and deliver to the Bank a Second
Allonge to the Line of Credit Note executed and delivered on September 26, 2002 to evidence the change of terms agreed to hereunder.

     6. Effect of Agreement. Except as hereby expressly modified, all promissory notes and all other Loan Documents shall otherwise be unchanged, shall remain in full force and effect and are hereby expressly approved, ratified and confirmed.
The execution and delivery of this Agreement shall not constitute a novation, shall not extinguish, terminate, affect or impair the obligations of the
Borrower, and shall not extinguish, terminate, affect or impair any security, right or remedy of the Bank against the Borrower or the Borrowers' property.

     7. Governing Law. This Agreement shall be governed by the laws of the State of Maryland, exclusive of its conflict of laws rules, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties set their hands and seals as of the day and year first above written.

WITNESS/ATTEST:                          BAY NATIONAL BANK

_____________________________            By:_____________________________ (SEAL)
                                             Warren F. Boutilier
                                             Senior Vice President

                                         HEMAGEN DIAGNOSTICS, INC.

_____________________________            By:_____________________________ (SEAL)
                                             William P. Hales
                                             President and CEO

                                         REAGENTS APPLICATIONS, INC.

_____________________________            By:_____________________________ (SEAL)
                                             William P. Hales
                                             CEO

                                ACKNOWLEDGEMENTS

STATE OF MARYLAND, CITY/COUNTY OF                             , to wit:

     I HEREBY CERTIFY, that on this ____day of June, 2005, before me, the undersigned Notary Public, personally appeared William P. Hales, who acknowledged himself to be the President and CEO of Hemagen Diagnostics, Inc., a
Delaware corporation, known to me (or satisfactorily proved) to be the person who executed the foregoing instrument, and acknowledged that he, being authorized so to do, executed the same for the purposes therein contained as the duly authorized President and CEO of Hemagen Diagnostics, Inc. by signing the name of Hemagen Diagnostis, Inc. by himself as President and CEO.

         IN WITNESS my hand and Notarial Seal.

                                               _______________________________
                                               Notary Public
My Commission Expires:
______________________

STATE OF MARYLAND, CITY/COUNTY OF                             , to wit:

     I HEREBY CERTIFY, that on this ____day of June, 2005, before me, the undersigned Notary Public, personally appeared William P. Hales, who acknowledged himself to be the CEO of Reagents Applications, Inc., a Delaware
corporation, known to me (or satisfactorily proved) to be the person who executed the foregoing instrument, and acknowledged that he, being authorized so to do, executed the same for the purposes therein contained as the duly authorized CEO of Reagents Applications, Inc., by signing the name of Reagents
Applications, Inc. by himself as CEO.

     IN WITNESS my hand and Notarial Seal.

                                               _______________________________
                                               Notary Public
My Commission Expires:
______________________

STATE OF MARYLAND, CITY/COUNTY OF __________________, to wit:

     I HEREBY CERTIFY that on this ____ day of June, 2005, before me, the undersigned, a Notary Public of the State of Maryland, personally appeared
Warren F. Boutilier, who acknowledged himself to be the Senior Vice President of
Bay National Bank and that he, as such Senior Vice President being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of Bay National Bank by himself as Senior Vice President.

         IN WITNESS my hand and Notarial Seal.

                                               _______________________________
                                               Notary Public
My Commission Expires:
______________________

===============================================================================

                                 SECOND ALLONGE
                                       TO
                                 PROMISSORY NOTE
                                      FROM
                            HEMAGEN DIAGNOSTICS, INC.
                                       AND
                           REAGENTS APPLICATIONS, INC.
                    PAYABLE TO THE ORDER OF BAY NATIONAL BANK
                           IN THE PRINCIPAL AMOUNT OF
                                   $1,000,000
                            DATED SEPTEMBER 26, 2002
                             (the "Promissory Note)

                                    Recitals

     A. Hemagen Diagnostics, Inc. and Reagents Applications, Inc. executed and delivered the Promissory Note on September 26, 2002.

     B. At the request of the maker, the holder has agreed to reduce the maximum principal amount and to extend the Maturity Date of the Promissory Note.

     WITH THE CONSENT OF THE HOLDER, the Promissory Note identified in the caption above is hereby amended as follows.

     1. Maturity Date. The term "Maturity Date" as used in the Promissory Note shall mean March 31, 2006, subject to acceleration as provided in the Promissory
Note and the Loan Agreement.

     2. Principal Amount. The maximum principal sum available under the
Promissory Note shall be Five Hundred Thousand Dollars ($500,000).

     3. Interpretation. The Promissory Note shall be read, interpreted and construed to give effect to the terms of Sections 1 and 2 above, which shall supersede and control any contradictory or conflicting terms in the original
Promissory Note.

     4. Effect of Allonge. Except for the change of terms set forth in Sections
1 and 2 above, all other terms and conditions of the Promissory Note shall remain in full force and effect. This Second Allonge shall not extinguish, terminate, affect, nor impair the Borrowers' obligations under the Promissory
Note, and shall not extinguish, terminate, impair or otherwise affect the lien and security interest created under the Loan Documents. All terms used in this
Second Allonge not otherwise defined herein shall have the same meanings ascribed to those terms in the Promissory Note. This Second Allonge forms an integral part of the Promissory Note to which it is attached and made a part of, and the two shall be read together as one instrument.

     WITNESS the execution of this Second Allonge as of the 24th day of June,
2005.

WITNESS/ATTEST    :                       HEMAGEN DIAGNOSTICS, INC.

_______________________                   By:_________________________   (SEAL)
                                               William P. Hales
                                               President and CEO

                                          REAGENTS APPLICATIONS, INC.

                                          By: _________________________  (SEAL)
                                               William P. Hales
                                               CEO